RELATED PARTY BALANCES AND TRANSACTIONS	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
RELATED PARTY BALANCES AND TRANSACTIONS
NOTE 9	-	RELATED PARTY BALANCES AND TRANSACTIONS

During 2020 and 2021 the founder of the Company provided the Company with several loans at an aggregate amount of $236 thousands as of December 31, 2022. The loans bear no interest and are linked to the Israeli Consumer Prices Index (“CPI”). The repayment date has not been determined.

The Company considered whether the loans the Company received from its founder is beneficial and hence such benefit should be recorded in capital reserve from the transaction with A major stockholder.

The Company estimated the value of the benefit as the difference between the interest rate stipulated in the contract and the interest rate commensurate with such loans expected in an arms-length.

transaction (inclusive adjustment to the size of the loan and the fact that it is unsecured, which the Company's management considers being the best estimate of the Company’s interest rate close to the date of receiving loans from the shareholders). Accordingly, as a result of the fact that the founder’s loan bears no interest and with no maturity date, the benefit is determined each year at the beginning of the year, as the discount of the loans at the effective interest rate (determined above) determined to be approximately 8.85%. The benefit for the years ended December 31, 2021, and 2022 were US$13 thousands and US$ 22 thousands respectively.

a.	Balances with related parties:

	December 31,
	2022	2021

Long-term Loan from A major stockholder	236	239
Trade accounts payable (*)	433	-

b.	Transactions with related parties:

	December 31,	December 31,
	2022	2021

Management fees to a major stockholder	34	49
Sales and marketing (*)	425	-
Interest on loans from a major stockholder	22	13
Stockholder’s Salaries	98	-

(*) refer to marketing services provided by one of the Company’s stockholders.